Exhibit 10.19

THIRD AMENDMENT

THIRD AMENDMENT, dated as of November 27, 2006 (this “Third Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among EDUCATE OPERATING COMPANY, LLC, a Delaware limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as documentation agent (the “Documentation Agent”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by deleting the definition of “Applicable Margin” in its entirety and inserting in lieu thereof the following new definition:

“Applicable Margin: (a) with respect to Revolving Loans, from and after the Third Amendment Effective Date, the rate per annum set forth under the relevant column heading in the grid below captioned “Revolving Loans Pricing Grid” and (b) with respect to Amended Term Loans, from and after the Third Amendment Effective Date, the rate per annum set forth under the relevant column heading in the grid below captioned “Amended Term Loans Pricing Grid.”

Revolving Loans Pricing Grid

Consolidated Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 4.75:1.00	3.00%	4.00%
Greater than or equal to 3.75:1.00 and less than 4.75:1.00	2.50%	3.50%
Greater than or equal to 2.75:1.00 and less than 3.75:1.00	2.25%	3.25%
Greater than or equal to 2.25:1.00 and less than 2.75:1.00	1.75%	2.75%
Less than 2.25:1.00	1.50%	2.50%

Amended Term Loans Pricing Grid

Consolidated Leverage Ratio	ABR Loans	Eurodollar Loans
Greater than or equal to 4.75:1.00	3.00%	4.00%
Greater than or equal to 3.75:1.00 and less than 4.75:1.00	2.50%	3.50%
Greater than or equal to 2.75:1.00 and less than 3.75:1.00	2.25%	3.25%
Greater than or equal to 2.25:1.00 and less than 2.75:1.00	1.75%	2.75%
Less than 2.25:1.00	1.50%	2.50%

For the purposes of the above pricing grids, changes to the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the above pricing grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the above pricing grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the above pricing grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.”;

(b) by amending the definition of “Consolidated EBITDA” by deleting “and” immediately before, and inserting the following immediately after, “(i) expenses relating to the grant of stock options, or payments or distributions in compliance with Section 7.6(b) and (d)”:

“and (j) with respect to the Borrower for its fiscal year ending December 31, 2006, the expenses relating to production development of one-on-one tutoring incurred by Borrower or any Subsidiary during the fiscal year of the Borrower ending December 31, 2006 to the extent that such expenses are included in Product Development Expenditures as defined herein”;

(c) by amending the definition of “Product Development Expenditures” by inserting the following immediately after “consolidated balance sheet of such Person and its Subsidiaries”:

“, plus, with respect to the Borrower for its fiscal year ending December 31, 2006, the expenses relating to production development of one-on-one tutoring incurred by the Borrower or any Subsidiary during the fiscal year of the Borrower ending December 31, 2006 to the extent that such expenses are added back in the determination of Consolidated EBITDA as defined herein”;

(d) by inserting the following definition in appropriate alphabetical order:

“Third Amendment: the Third Amendment, dated as of November 27, 2006, to this Agreement.”; and

(e) by inserting the following definition in appropriate alphabetical order:

“Third Amendment Effective Date: as defined in the Third Amendment.”

3. Amendment to Section 7 of the Credit Agreement. (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Leverage Ratio
09/30/06	5.00:1.00
12/31/06	5.75:1.00

(b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Interest Coverage Ratio
09/30/06	3.00:1.00
12/31/06	2.50:1.00

(c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the portion of the table set forth therein covering the fiscal quarters set forth below and substituting therefor the following:

Fiscal Quarter	Consolidated Fixed Charge Coverage Ratio
09/30/06	1.50:1.00
12/31/06	1.45:1.00

4. Agreements by the Borrower. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Franchise Acquisition Expenditure, New Center Expenditure or Permitted Acquisition from the date hereof to and including March 31, 2007 (the “Restrictive Period”), except to the extent that it has committed to make, or materially commenced its planning for or consummation of, such Franchise Acquisition Expenditure, New Center Expenditure or Permitted Acquisition prior to November 13, 2006 and except for any Franchise Acquisition Expenditure made for the sole purpose of purchasing franchises to sell to new franchisees.

5. Conditions to Effectiveness of this Amendment. This Third Amendment shall become effective on and as of the date (such date the “Third Amendment Effective Date”) of the execution and delivery of this Third Amendment by the Borrower, the Administrative Agent and the Required Lenders and satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received payment, for distribution to each Lender that has signed and delivered this Third Amendment to the Administrative Agent by not later than 12:00 Noon (New York City time) on November 27, 2006 (or such later time or date as agreed by the Borrower and the Administrative Agent), of an amendment fee equal to 0.250% of the Aggregate Exposure of such Lender then in effect immediately prior to the Third Amendment Effective Date.

(b) The Lenders and the Administrative Agent shall have received all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with the Third Amendment.

(c) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary or similar officer of the Borrower, dated the Third Amendment Effective Date, and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Borrower (or its managing member) authorizing the execution, delivery and performance of this Third Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Third Amendment Effective Date, (B) as to the incumbency and specimen signature of each officer executing this Third Amendment or any other document delivered in connection herewith on behalf of the Borrower and (C) as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing such certificate; and (ii) a good standing certificate for the Borrower from its jurisdiction of organization.

(d) The Administrative Agent shall have received an Acknowledgement and Consent in the form of Exhibit A attached hereto (the “Acknowledgement and Consent”), executed and delivered by each Loan Party other than the Borrower.

6. Miscellaneous.

(a) Applicable Margin. Notwithstanding anything to the contrary in the Third Amendment or in any other Loan Documents, payment of interest and fees accrued during the period prior to the Third Amendment Effective Date shall be based upon the Applicable Margin in effect prior to the Third Amendment becoming effective.

(b) Representation and Warranties. The Borrower hereby represents that as of the Third Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

(c) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

(d) Counterparts. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

(e) Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Integration. This Third Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(g) GOVERNING LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(h) Waiver. The Lenders waive any Default or Event of Default that may have occurred prior to the Third Amendment Effective Date as a result of the violation of Section 7.1 of the Credit Agreement, to the extent that such violation would not have occurred had this Third Amendment been effective as of September 30, 2006.

(i) Acknowledgement and Consent. To effectuate the amendments to the Guarantee and Collateral Agreement provided in Section 3 of the Acknowledgement and Consent, the Lenders authorize and instruct the Administrative Agent to execute and deliver the Acknowledgement and Consent.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

EDUCATE OPERATING COMPANY, LLC

By:	/s/ Kevin E. Shaffer
Name:	Kevin E. Shaffer
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Kathryn A. Duncan
Name:	Kathryn A. Duncan
Title:	Managing Director

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent and as a Lender

By:	/s/ Emily L. Koehn
Name:	Emily L. Koehn
Title:	Assistant Vice President

GSC PARTNERS GEMINI FUND LIMITED

By:	GSCP (NJ), L.P., as Collateral Monitor
By:	GSCP (NJ), INC., its General Partner, as a Lender

By:	/s/ Seth M. Katzenstein
Name:	Seth M. Katzenstein
Title:	Authorized Signatory

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO III, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate, as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

LightPoint CLO 2004-1, Ltd., Marquette US/European CLO, P.L.C. as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

BABSON CLO LTD 2005-I SUFFIELD CLO, LIMITED, as Lenders

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

BILL & MELINDA GATES FOUNDATION, as a Lender

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

HAKONE FUND LLC, as a Lender

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as a Lender

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Dongbing Hu
Name:	Dongbing Hu
Title:	Associate Director

ING Capital LLC, as a Lender

By:	/s/ Khursheed Sorabjee
Name:	Khursheed Sorabjee
Title:	Vice President

SIERRA CLO II, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

WHITNEY CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

OLYMPIC CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

SIERRA CLO I, as a Lender

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer, (Manager) Centre Pacific, LLC

WB Loan Funding 4, LLC, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Atlas Loan Funding 2, LLC

By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its	Investment Manager, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

Atlas Loan Funding 1, LLC

By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC
Its	Investment Manager, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

CIT Lending Services Corporation, as a Lender

By:	/s/ David Manheim
Name:	David Manheim
Title:	Vice President

OSP FUNDING LLC, as a Lender

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

Antares Capital Corporation, as a Lender

By:	/s/ James Persico
Name:	James Persico
Title:	Duly Authorized Signatory

General Electric Capital Corporation, as a Lender

By:	/s/ James Persico
Name:	James Persico

Title:	Duly Authorized Signatory

General Electric Capital Corporation, as Administrator for, Merritt CLO Holding LLC., as a Lender

By:	/s/ Robert M. Kadlick
Name:	Robert M. Kadlick
Title:	Duly Authorized Signatory

CLO I, Whitehorse I, LTD.

By:	Whitehorse Capital Partners, L.P. as Collateral Manager, as a Lender

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

Whitehorse I, LTD.

By:	Whitehorse Capital Partners, L.P. as Collateral Manager, as a Lender

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

Whitehorse II, LTD.

By:	Whitehorse Capital Partners, L.P. as Collateral Manager, as a Lender

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

Stanfield AZURE CLO, Ltd.

By:	Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Quattro CLO, Ltd.

By:	Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Arbitrage CDO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

EAGLE LOAN TRUST

By:	Stanfield Capital Partners, LLC as its Collateral Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Vantage CLO, Ltd

By:	Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Stanfield Modena CLO, Ltd

By:	Stanfield Capital Partners, LLC as its Asset Manager, as a Lender

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

Bank of America, NA., as a Lender

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

MSIM Croton Ltd., as a Lender

By:	Morgan Stanley Investment Management as Collateral Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Confluent 3 Limited

By:	Morgan Stanley Investment Management as Investment Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Zodiac Fund – Morgan Stanley US Senior Loan Fund

By:	Morgan Stanley Investment Management, Inc. as Investment Adviser, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Qualcomm Global Trading, Inc.

By:	Morgan Stanley Investment Management as Investment Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Morgan Stanley Prime Income Trust, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

MSIM Peconic Bay, Ltd.

By:	Morgan Stanley Investment Management, Inc. as Interim Collateral Manager, as a Lender

By:	/s/ Jinny K. Kim
Name:	Jinny Kim
Title:	Executive Director

Toronto Dominion (New York), LLC, as a Lender

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Manager and Authorized Signatory

Van Kampen Senior Income Trust

By:	Van Kampen Asset Management, as a Lender

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

Van Kampen Senior Loan Fund

By:	Van Kampen Asset Management, as a Lender

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

Manufacturers and Traders Trust Company, as a Lender

By:	/s/ Theodore K. Oswald
Name:	Theodore K. Oswald
Title:	Vice President

Navigator CDO 2004, LTD., as a Lender

By:	Antares Asset Management, Inc., as Collateral Manager

By:	/s/ M. Stone
Name:	Mary Stone
Title:	VP Global Trading Operations

AIB Debt Management Ltd, as a Lender

By:	/s/ Joanne Gibson for
Name:	Margaret Brennan
Title:	Senior Vice President Investment Advisor to AIB Debt Management, Limited

Allied Irish Bank, PLC, as a Lender

By:	/s/ Joanne Gibson for
Name:	Margaret Brennan
Title:	Senior Vice President

The Governor and Company of the Bank of Ireland, as a Lender

By:	/s/ Tim Coffey
Name:	Tim Coffey
Title:	Authorized Signatory

By:	/s/ Patrick Kilbane
Name:	Pat Kilbane
Title:	Authorized Signatory

Exhibit A

Form of Acknowledgement and Consent